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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                (AMENDMENT NO. 1)

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                  June 1, 1999
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                      (Date of earliest event reported)

                     Peoples Heritage Financial Group, Inc.
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            (Exact name of registrant as specified in its charter)

Maine                                  0-16947                       01-0437984
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(State or other jurisdiction   (Commission File Number)       (IRS Employer
of incorporation)                                           Identification No.)

P.O. Box 9540, One Portland Square, Portland,Maine              04112-9540
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 (Address of principal executive offices)                       (Zip Code)

                                (207) 761-8500
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             (Registrant's telephone number, including area code)

                                 Not Applicable
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              (Former name, former address and former fiscal year,
                         if changed since last report)


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ITEM 5.    OTHER EVENTS

      As previously reported, on June 2, 1999, Peoples Heritage Financial Group, Inc. ("PHFG") announced that it and Banknorth Group, Inc. (the "Company") had entered into an Agreement and Plan of Merger, dated as of June 1, 1999 (the "Agreement"), which sets forth the terms and conditions pursuant to which the Company would be merged with and into PHFG (the "Merger") and PHFG would change its name to "Banknorth Group, Inc." The Agreement provides, among other things, that as a result of the Merger, each outstanding share of common stock of the Company (subject to certain exceptions) will be converted into the right to receive 1.825 shares of PHFG's common stock, plus cash in lieu of any fractional share interest. Consummation of the Merger is subject to a number of conditions, including (i) the approval of the Agreement and the Merger by the shareholders of PHFG and the Company, (ii) the receipt of requisite regulatory approvals,
(iii) receipt by the parties of an opinion of counsel as to certain tax consequences of the Merger, (iv) receipt by the parties of letters from their independent public accountants stating their opinion that the Merger shall qualify for pooling-of-interests accounting treatment and (v) satisfaction of certain other conditions.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (a)  Not applicable.

      (b) Not applicable.

      (c) The following exhibits are included with this Report:

          Exhibit 2.1 Agreement and Plan of Merger, dated as of June 1, 1999, between PHFG and the Company

          Exhibit 10.1         Stock Option Agreement, dated as of June 1,
                               1999, between PHFG (as grantee) and the
                               Company (as issuer)

          Exhibit 10.2         Stock Option Agreement, dated as of June 1,
                               1999, between PHFG (as issuer) and the Company
                               (as grantee)

          Exhibit 10.3 Form of letter agreement between affiliates of the Company and PHFG

          Exhibit 10.4 Form of letter agreement between affiliates of PHFG and PHFG

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
           Exhibit 99.1        Press Release, dated June 2, 1999(1)

           Exhibit 99.2        Analysts Presentation(1)

           Exhibit 99.3        Amendment, dated as of June 1, 1999, to the
                               Rights Agreement, dated as of November 27, 1990 and amended and restated as of September 4, 1998, between the Company and Registrar and Transfer
                               Company, as Rights Agent.

           Exhibit 99.4        Amendment, dated as of June 1, 1999, to the
                               Rights Agreement, dated as of September 12, 1989, between PHFG and American Stock Transfer & Trust
                               Company, as Rights Agent




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(1)   Previously filed.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              PEOPLES HERITAGE FINANCIAL GROUP, INC.

                              By:    /s/ Peter J. Verrill
                                    -----------------------------------------
                                    Name:   Peter J. Verrill
                                    Title:  Executive Vice President,
                                            Chief Financial Officer and
                                            Treasurer

Date: June 7, 1999